Exhibit 13.1

RESIN SYSTEMS INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Resin Systems Inc. (the "Company") on Form 20-F for the period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg Pendura, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2004
By:	/s/ Greg Pendura
Name: Greg Pendura
Title: President and Chief Executive Officer